UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2016

(Date of earliest event reported)

Legend Oil and Gas, Ltd.

(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-49752 (Commission File Number)	84-1570556 (IRS Employer Identification No.)

555 Northpoint Center East, Suite 400 Alpharetta, GA (Address of Principal Executive Offices)	30022 Zip Code

(678) 366-4587

(Registrant’s telephone number, including area code)

______________________________________________

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Legend Oil and Gas, Ltd. (the “Company”) recently completed a process to determine what audit firm would serve as the Company's independent registered public accounting firm for the year ended December 31, 2016. On May 25, 2016, the Company notified GBH CPAs, PC (“GBH”) of its dismissal as the Company's independent registered public accounting firm, effective as of that date. The decision to change independent registered public accounting firms was approved by the Company’s Board of Directors.

The reports of GBH on the Company's consolidated financial statements as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles other than the substantial doubt that the Company would continue as a going concern. The reports of GBH were prepared on a going concern basis but the Company's recurring losses from operations and negative cash flows from operating activities raise substantial doubt about its ability to continue as a going concern.

During the years ended December 31, 2015 and 2014, and the interim periods through the date of change in accountants, there were no (a) disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GBH's satisfaction, would have caused GBH to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided GBH with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from GBH a letter addressed to the Securities and Exchange Commission indicating it agrees with such disclosures. A copy of GBH's letter dated June 1, 2016 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On May 26, 2016, the Company engaged Marcum LLP (“Marcum”) as the Company's independent registered public accounting firm for the year ended December 31, 2016, effective immediately. The decision to engage Marcum as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the years ended December 31, 2015 and 2014 and through May 26, 2106, the Company did not consult with Marcum regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) any matter that was either the subject of a disagreement with GBH CPAs, PC on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of GBH CPAs, PC, would have caused them to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S K of the Commission's rules and regulations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit:

16.1  Letter of  GBH CPA's PC dated June 1, 2016.

SIGNATURES

LEGEND OIL AND GAS, LTD.

June 1, 2016	By:	/s/ Warren S. Binderman
Warren S. Binderman
President and Chief Financial Officer